                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) September 19, 2000
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           COAST FEDERAL LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


          333-44155                               13-7140975
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  (Commission File Number)           (I.R.S. Employer Identification No.)


   E.A. Delle Donne Corporate Center, Montgomery Building,
   1011 Centre Road, Wilmington, Delaware                        19805
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  (Address of Principal Executive Offices)                     (Zip Code)


                                (302) 636-3300
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

       The Registrant has issued the press release, dated September 19, 2000, attached as an exhibit hereto describing a recent development in the case brought by Coast Federal Bank, FSB ("Coast Federal"), against the United States Government relating to the Government's alleged breach of the agreement, entered into in 1987 in connection with Coast Federal's acquisition of Central Savings and Loan Association, to treat certain amounts as a permanent addition to Coast Federal's regulatory capital.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.


Exhibit
No.         Document Description
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99.1        Press release of the Registrant, dated September 19, 2000

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           COAST FEDERAL LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
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                                 (Registrant)



Dated: September 19, 2000                  By: /s/Ray Martin
                                               -----------------------
                                               Name: Ray Martin
                                               Title: Litigation Trustee

                               INDEX TO EXHIBITS



Exhibit
No.          Document Description
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99.1         Press release of the Registrant, dated September 19, 2000